Exhibit 99.m(3)(c)

AMENDMENT NO. 2

TO THE

SECOND AMENDED AND RESTATED SERVICE PLAN

(REIMBURSEMENT)

The Second Amended and Restated Service Plan (Reimbursement) (the "Plan"), dated as of July 1, 2022, as subsequently amended, is hereby amended, as of December 19, 2023, as follows:

WHEREAS, the parties desire to amend the Plan to remove Invesco High Yield Bond Factor Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (“AIS”) effective December 19, 2023;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

TO THE

SECOND AMENDED AND RESTATED

SERVICE PLAN (REIMBURSEMENT)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Capital Appreciation Fund	Class A	None	0.25%	0.25%

Invesco Discovery Fund	Class A	None	0.25%	0.25%

Invesco Senior Floating Rate Fund	Class A	None	0.25%	0.25%

Invesco Short Term Municipal Fund	Class A	None	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Main Street All Cap Fund	Class A	None	0.25%	0.25%

Invesco Main Street Fund	Class A	None	0.25%	0.25%

AIM Growth Series (Invesco Growth Series)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Active Allocation Fund	Class A	None	0.25%	0.25%

Invesco International Diversified Fund	Class A	None	0.25%	0.25%

Invesco Main Street Small Cap Fund	Class A	None	0.25%	0.25%

Invesco Main Street Mid Cap Fund	Class A	None	0.25%	0.25%

Invesco Select Risk: Conservative Investor Fund	Class A	None	0.25%	0.25%

Invesco Select Risk: High Growth Investor Fund	Class A	None	0.25%	0.25%

Invesco Select Risk: Moderate Investor Fund	Class A	None	0.25%	0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Advantage International Fund	Class A	None	0.25%	0.25%

Invesco Global Focus Fund	Class A	None	0.25%	0.25%

Invesco Global Fund	Class A	None	0.25%	0.25%

Invesco Global Opportunities Fund	Class A	None	0.25%	0.25%

Invesco International Small-Mid Company Fund	Class A	None	0.25%	0.25%

Invesco Oppenheimer International Growth Fund	Class A	None	0.25%	0.25%

AIM Investment Funds (Invesco Investment Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Core Bond Fund	Class A	None	0.25%	0.25%

Invesco Developing Markets Fund	Class A	None	0.25%	0.25%

Invesco Discovery Mid Cap Growth Fund	Class A	None	0.25%	0.25%

Invesco Emerging Markets Local Debt Fund	Class A	None	0.25%	0.25%

Invesco Global Strategic Income Fund	Class A	None	0.25%	0.25%

Invesco International Bond Fund	Class A	None	0.25%	0.25%

AIM Investment Securities Funds (Invesco Investment Securities Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Intermediate Bond Factor Fund	Class A	None	0.25%	0.25%

Invesco Government Money Market Fund	Class A	None	0.20%	0.20%

AIM Sector Funds (Invesco Sector Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco Comstock Select Fund	Class A	None	0.25%	0.25%

Invesco Gold & Special Minerals Fund	Class A	None	0.25%	0.25%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

			Maximum	Maximum
		Maximum	Shareholder	Aggregate
	Share	Distribution	Services	Reimbursable
Portfolio	Class	Amount	Amount	Amount
Invesco AMT-Free Municipal Income Fund	Class A	None	0.25%	0.25%

Invesco California Municipal Fund	Class A	None	0.25%	0.25%

Invesco Environmental Focus Municipal Fund	Class A	None	0.25%	0.25%

Invesco Limited Term California Municipal Fund	Class A	None	0.25%	0.25%

Invesco New Jersey Municipal Fund	Class A	None	0.25%	0.25%

Invesco Pennsylvania Municipal Fund	Class A	None	0.25%	0.25%

Invesco Rochester AMT-Free New York Municipal Fund	Class A	None	0.25%	0.25%

Invesco Rochester Limited Term New York Municipal Fund	Class A	None	0.25%	0.25%

Invesco Rochester Municipal Opportunities Fund	Class A	None	0.25%	0.25%

Invesco Rochester New York Municipals Fund	Class A	None	0.25%	0.25%